UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 5, 2009

THE SHERIDAN GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437
(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2009, The Sheridan Group, Inc. (the “Company”), Bank of America, N.A. and Wachovia Bank, N.A. entered into a waiver (the “Waiver”) to the Amended and Restated Revolving Credit Agreement, dated as of May 25, 2004, by and among the Company, Bank of America, N.A. and the other lenders party thereto. The terms of the Waiver are summarized below. This summary is not a complete description of the terms of the Waiver, the full text of which is filed as an exhibit hereto and is incorporated herein by reference.

The Waiver allows the Company to pay a cash dividend and make a loan to its parent company, TSG Holdings Corp. (the “Parent”), which is not a registrant with the Securities and Exchange Commission, in the aggregate amount of up to $14 million, provided that the Parent uses the entire cash proceeds of such dividend and loan solely to purchase capital stock of the Parent (the “Stock Purchase”) from Participatiemaatschappij Giraffe B.V. (“Giraffe”) and to pay related expenses in connection therewith.

On January 5, 2009, the Company paid a dividend in the aggregate amount of $8,000,000 million to the Parent and made a loan in the principal amount of $2,000,000 to the Parent.  The loan will mature on January 4, 2012 and will accrue interest at the rate of 1.36% per year payable in cash or in kind on February 15 and August 15 of each year.  The Company intends to dividend additional funds to the Parent in the future, as provided for in the Waiver,  to pay expenses and other amounts in connection with the Stock Purchase.

In connection with the Stock Purchase, Euradius Acquisition Co., a majority owned subsidiary of the Parent, sold all of the outstanding capital stock of Euradius International Dutch Bidco B.V. (“Euradius”) to Giraffe.  Neither Euradius nor its subsidiaries were guarantors of the senior secured notes.  Neither Euradius nor its subsidiaries were subsidiaries of the Company and their financial results were not included in the Company’s consolidated financial statements.

The information contained in the immediately proceeding paragraph is being furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

10.48	Waiver to Amended and Restated Revolving Credit Agreement, by and among The Sheridan Group, Inc., Bank of America, N.A. and Wachovia Bank, N.A., dated as of January 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2009

THE SHERIDAN GROUP, INC.

By:	/s/ Robert M. Jakobe
Name: Robert M. Jakobe
Title: Executive Vice President and Chief Financial Officer